UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 5, 2004

Arch Wireless, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-14248	31-1358569

(State or Other Juris- diction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1800 West Park Drive, Suite 250 Westborough, MA	01581

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (508) 870-6700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Officers
Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-99.1 PRESS RELEASE DATED NOVEMBER 5, 2004
EX-99.2 PRESS RELEASE DATED NOVEMBER 9, 2004
EX-99.3 PRESS RELEASE DATED NOVEMBER 8, 2004

     Arch Wireless, Inc. is amending its Current Report on Form 8-K to correct certain dates that were incorrect in the preliminary filing.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Officers

     As previously disclosed, including in the definitive joint proxy statement/prospectus of USA Mobility, Inc. delivered in connection with the proposed merger of Arch Wireless, Inc. and Metrocall Holdings, Inc., the management team of USA Mobility after the merger will not include the three most senior Arch executives: C. Edward Baker, Jr., chief executive officer; Lyndon Daniels, chief operating officer; and J. Roy Pottle, chief financial officer. On November 5, 2004, Arch announced that in connection with the transition to the new management team, the employment of Messrs. Baker, Daniels and Pottle with Arch was terminated, effective November 5, 2004, and Arch appointed William E. Redmond, Jr. as an interim president pending completion of the merger.

     Mr. Redmond, 45, has been a director of Arch since 2002. Mr. Redmond served as president and chief executive officer from December 1996 to February 2003 and as chairman of the board from January 1999 to February 2003 of Gardenway, Inc., a manufacturer of outdoor garden and power equipment that filed for bankruptcy protection in July 2001 in order to facilitate a sale of substantially all of its assets in August 2001. Mr. Redmond has also been a director of Gentek, Inc. since October 2003 and of National Energy & Gas Transmission, Inc. since October 2003.

     While Mr. Redmond has agreed to serve as interim president pending completion of the merger, Arch has made no arrangements with Mr. Redmond related to compensation for this term of employment.

     In addition, Arch designated Samme L. Thompson to be a member of the USA Mobility board of directors, subject to completion of the merger. Mr. Thompson replaced Richard A. Rubin, who has decided not to serve on the USA Mobility Board. Both Messrs. Thompson and Rubin are directors of Arch. The text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K and, excluding the first three paragraphs thereof, is incorporated into this Item 5.02 by reference.

Item 8.01. Other Events

     On November 5, 2004, Arch Wireless, Inc. announced that it had received the approval of the United States Department of Justice for Arch’s proposed merger with Metrocall Holdings, Inc. The full text of the press release attached as Exhibit 99.1 to this Current Report on Form 8-K/A is incorporated into this Item 8.01 by reference

     On November 9, 2004, Arch and Metrocall announced that they had received the approval of the Federal Communications Commission (FCC) for their proposed merger. The full text of the press release issued in connection with this announcement is attached as Exhibit 99.2 to this Current Report on Form 8-K/A and is incorporated into this item 8.01 by reference.

     On November 8, 2004, Arch and Metrocall announced that their respective stockholders approved the merger agreement pursuant to which Metrocall and Arch will merge and each company will become a subsidiary of USA Mobility. The full text of the press release issued in connection with this announcement is attached as Exhibit 99.3 to this Current Report on Form 8-K/A and is incorporated into this item 8.01 by reference.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) The following exhibit in its entirety is filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
99.1	Press release of Arch Wireless, Inc. dated November 5, 2004
99.2	Press release of Arch Wireless, Inc. and Metrocall Holdings, Inc. dated November 9, 2004
99.3	Press release of Arch Wireless, Inc. and Metrocall Holdings, Inc. dated November 8, 2004

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 9, 2004	ARCH WIRELESS, INC.

	By: /s/	Gerald J. Cimmino

	Name:	Gerald J. Cimmino
	Title:	Vice President and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of Arch Wireless, Inc. dated November 5, 2004
99.2	Press release of Arch Wireless, Inc. and Metrocall Holdings, Inc. dated November 9, 2004
99.3	Press release of Arch Wireless, Inc. and Metrocall Holdings, Inc. dated November 8, 2004